PRIVATE PLACEMENT	11 Months Ended
Dec. 02, 2021
Foresight Acquisition Corp
PRIVATE PLACEMENT

NOTE 4 — PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsors have agreed to purchase an aggregate of 832,500 Private Placement Units at a price of $10.00 per Private Placement Unit, for an aggregate purchase price of $8,325,000, in a private placement. Each Private Placement Unit consists of one share of Class A common stock (“Private Placement Share” or, collectively, “Private Placement Shares”) and one-third of one warrant (each, a “Private Placement Warrant”). Each whole Private Placement Warrant is exercisable to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment. A portion of the proceeds from the sale of the Private Placement Units were added to the proceeds from the Initial Public Offering to be held in the Trust Account.